EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ David H. Batchelder
David H. Batchelder

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ Michael R. D’Appolonia
Michael R. D’Appolonia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ William J. Flanagan
William J. Flanagan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ C. Scott Greer
C. Scott Greer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ William H. Mallender
William H. Mallender

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ Michael P. Monaco
Michael P. Monaco

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ Cordell Reed
Cordell Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ Dennis R. Washington
Dennis R. Washington

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ Bettina M. Whyte
Bettina M. Whyte

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Craig G. Taylor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Washington Group International, Inc., a Delaware corporation, Form 10-K Annual Report for fiscal year ended December 31, 2004, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 9th day of February, 2005.

/s/ Dennis K. Williams
Dennis K. Williams